SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – May 26, 2011
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, AK Steel Holding Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (“Annual Meeting”).  Each proposal subject to a vote at the Annual Meeting was described in detail in the Company’s 2011 Proxy Statement.  With respect to each of the proposals the Company’s stockholders voted as indicated below.

1.	Election of Directors (Proposal 1): Stockholders re-elected each of the following incumbent Directors:
	For	Against	Abstentions	Broker Non-Votes

Richard A. Abdoo	44,493,742	4,138,007	75,898	31,893,977
John S. Brinzo	44,501,675	4,124,013	81,959	31,893,977
Dennis C. Cuneo	48,176,906	444,145	86,596	31,893,977
William K. Gerber	48,172,157	455,791	79,699	31,893,977
Dr. Bonnie G. Hill	43,775,758	4,851,106	80,784	31,893,977
Robert H. Jenkins	43,888,861	4,738,111	80,676	31,893,977
Ralph S. Michael, III	44,433,562	4,197,649	76,437	31,893,977
Shirley D. Peterson	48,168,528	457,989	81,131	31,893,977
Dr. James A. Thomson	47,558,874	1,072,368	76,406	31,893,977
James L. Wainscott	47,142,973	1,469,434	95,240	31,893,977

2.
Ratification of independent registered public accounting firm (Proposal 2):  Stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011.

For	Against	Abstentions
78,652,649	1,704,031	244,945

3.	Advisory vote on Named Executive Officer compensation (Proposal 3): Stockholders approved the resolution to approve the compensation of the Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
41,999,003	6,419,503	289,142	31,893,977

4.
Advisory vote on the frequency of future stockholder votes concerning Named Executive Officer compensation (Proposal 4):  Stockholders voted as follows on the advisory vote on the frequency of future stockholder advisory votes on Named Executive Officer compensation:

Number of Shares Voted For ONE Year	Number of Shares Voted For TWO Years	Number of Shares Voted For THREE Years	Number of Shares Abstained	Broker Non-Votes

28,828,520	222,924	19,404,566	251,637	31,893,977

In light of the voting results for Proposal 4 and other matters considered by the Board of Directors, the Board has decided to include a stockholder advisory vote on Named Executive Officer compensation in the Company’s proxy materials on an annual basis until the next required stockholder advisory vote on the frequency of future stockholder advisory votes on Named Executive Officer compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: May 31, 2011